                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
                  ---------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               --------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             -------------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)

                                Hal Liebes, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: November 30, 2004

Date of reporting period: December 1, 2003 to May 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
MAY 31, 2004


[ETF LISTED NYSE(R) LOGO]


3018-SA-04

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        6

Statement of Assets and Liabilities                                            9

Statement of Operations                                                       10

Statement of Changes in Net Assets                                            11

Statement of Cash Flows                                                       12

Financial Highlights                                                          14

Notes to Financial Statements                                                 16

Results of Annual Meeting of Shareholders                                     23

Privacy Policy Notice                                                         24

Description of InvestLink(SM) Program                                         25

Proxy Voting                                                                  28

LETTER TO SHAREHOLDERS

                                                                   July 15, 2004

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the six months ended May 31, 2004. The Fund's total return for the period, based on net asset value ("NAV"), was 10.40% vs. an increase of 5.93% for the Morgan Stanley Capital International Emerging Markets Index* ("MSCI EM") and an increase of 8.21% for the telecommunications services subsector of the MSCI EM.

PERFORMANCE: HELPED BY STOCK SELECTION

The Fund had a positive showing in both absolute and relative terms, aided by good stock selection within Asia, Latin America and emerging Europe. The Fund's holdings in Mexico, Russia, South Korea and India were among its strongest performers. In addition, the Fund benefited from being in a defensive mode (having reduced its exposure to certain higher valued markets such as China and Mexico) when markets turned sharply down in 2004's second quarter.

The Fund's private placement holdings, which accounted for about 20% of the portfolio as of May 31, 2004, collectively had only a slight positive return and hence detracted from relative performance. However, this was compensated for by stock selection in the public arena.

THE MARKET: STRONG START, WEAKER FINISH

The world's stock markets performed well over the first half of the period, but then tumbled on worries that interest rates would begin to rise. In addition, investor sentiment was dampened by concerns that China's strong economy would weaken and by heightened geopolitical risk factors in general. Acting in high beta fashion, as they often do, emerging stock markets outpaced developed markets during the rally, and underperformed when markets turned down.

Within the emerging market group, telecom stocks weathered the late-period decline relatively well, supported by solid growth data in most areas. For the six months ended May 31, 2004, emerging telecoms outpaced emerging and developed markets as well as stocks of developed telecom markets.

THE PORTFOLIO: DEFENSIVE AT THE RIGHT TIME

In the first part of the period, our portfolio adjustments included adding to our position in Mexico's largest telecom company, narrowing the degree of our underweight. In Argentina, we established a position in a company that we concluded could benefit from an acceleration of cellular usage in the country. We see room for good long-term growth here, in a country that is recovering from financial crisis and that currently has low levels of telecom penetration.

With regard to Asia, we remained underweight in Chinese telecom stocks, based on risk/reward factors. We still see good opportunities in that market, however, and purchased two telecom equipment providers in China. Elsewhere of note, we sold a small-cap Philippine telecom stock on the back of strong performance and amid some macroeconomic concerns. We raised our exposure to the Indonesian wireless sector, part of our overall strategy to favor cellular over fixed-wire companies and enhance the Fund's growth profile.

In the latter half of the period we became more defensive, paring our weighting in the Mexican company noted above as it became richly valued in our view. We lowered our exposure to China on our concerns that growth there would slow. Our China reduction at this time was also based on a technical factor. A large equity issuance was pending, and we sought to limit the likely negative impact the higher supply would have on Chinese stocks and one stock in particular. Other defensive moves we made included selling a Turkish cellular stock. As it turned out, these adjustments helped the Fund's relative performance during the market's decline in the second part of the period.

As the period drew to a close, we undid a few of our defensive plays, adding back Mexico and China (where we participated in the equity issuance), although we continued to avoid Turkey.

Elsewhere of note, we had a sizable overweighting in Russia throughout the period. This reflected our optimism over the market's growth potential, which we thought outweighed negative factors such as the country's uncertain political environment. Within Russia, we sold a major telecom stock and added other, smaller companies whose stocks we deemed to be oversold.

We ended the period with a modest underweight in Brazil. We continued to view the market favorably from a value perspective, but generally saw better industry fundamentals and operational results elsewhere.

PRIVATE PLACEMENT UPDATE

As mentioned in the November 30, 2003 annual report, most of the Fund's private placement holdings are technology oriented venture capital funds. Increases in the valuation of such private placement holdings generally lag behind the recovery of the public markets, as such increases are generally driven by increased acquisition, IPO and venture capital financing activity, which are beginning to show signs of recovery. Should current public market trends continue, we hope to see increases in the valuation of these holdings as the underlying companies' prospects improve and they are able to raise additional growth financing at higher valuations, go public or are sold to strategic buyers. During the period, the Fund's venture capital fund investment portfolio began to see an increase in financing and merger and acquisition activity as the public markets began to recover and technology spending increased.

Distributions from the fund investments during the period reached approximately $690,000, as underlying investments were realized due to IPOs and strategic sales, reflecting improvement in the technology sector. Within this improved environment, the investment pace of the funds continues to accelerate, with over $1,398,000 of capital calls made by the fund investments during the semiannual period (10.7% of unfunded commitments at the beginning of the period).

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and the Brazilian Equity Fund, Inc. and Co-Chief Investment Officer of the Latin American Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 2004 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                               AS A PERCENT OF NET ASSETS
                                                5/31/2004    11/30/2003
Cellular Telecommunications                        34.02%        0.3714
Computers                                           0.00%        0.0179
Diversified Operations                              0.00%        0.0158
Electric-Integrated                                 0.00%        0.0298
Electric Products - Miscellaneous                   2.75%             0
Electronic Components/Semiconductors                0.00%        0.0383
Internet Services/Software                          4.80%        0.0376
Telecommunications                                 22.47%        0.1287
Telephone-Integrated                               18.41%        0.2028
Venture Capital                                    14.52%        0.1307
Other                                               2.12%        0.0221
Cash & Other Assets                                 0.91%        0.0049

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                                              AS A PERCENT OF NET ASSETS
                                               5/31/2004     11/30/2003
Africa                                              7.53%          5.51%
Asia                                               38.08%         45.78%
Europe                                              1.01%          0.00%
Latin America                                      33.91%         29.53%
Middle East                                         8.70%         10.33%
North America                                       2.78%          1.59%
Global                                              7.08%          6.77%
Cash & Other Assets                                 0.91%          0.49%

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                              AS A PERCENT OF NET ASSETS
                                               5/31/2004     11/30/2003
ASIA                                                2.72%          3.56%
BRAZIL                                              6.44%          8.12%
CHINA                                               5.53%          6.80%
INDIA                                               2.19%          0.84%
INDONESIA                                           4.30%          2.54%
ISRAEL                                              8.70%          9.57%
MEXICO                                             21.74%         18.06%
RUSSIA                                             10.20%          9.76%
SOUTH AFRICA                                        7.53%          5.51%
SOUTH KOREA                                         9.06%         13.21%
TAIWAN                                              0.00%          5.62%
UNITED STATES                                       2.78%          1.59%
GLOBAL                                              7.08%          6.77%
OTHER                                              10.82%          7.56%

TOP 10 HOLDINGS, BY ISSUER

                                                                                           PERCENT OF
    HOLDING                                          SECTOR               COUNTRY/REGION   NET ASSETS
-----------------------------------------------------------------------------------------------------
1.  America Movil, S.A. de C.V.            Cellular Telecommunications        Mexico           15.9

2.  Emerging Markets Ventures I, L.P.            Venture Capital              Global            6.1

3.  Telefonos de Mexico, S.A. de C.V.         Telephone-Integrated            Mexico            5.9

4.  China Telecom Corp. Ltd.                   Telecommunications              China            5.5

5.  AO VimpelCom                           Cellular Telecommunications        Russia            5.2

6.  MTN Group Ltd.                         Cellular Telecommunications     South Africa         4.9

7.  NCsoft Corp.                                Internet Software           South Korea         3.4

8.  KT Freetel Co., Ltd.                   Cellular Telecommunications      South Korea         2.9

9.  LG Electronics Inc.                  Electric Products-Miscellaneous    South Korea         2.8

10. Mobile Telesystems                     Cellular Telecommunications        Russia            2.7

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 2004 (UNAUDITED)

                                                NO. OF
DESCRIPTION                                  SHARES/UNITS         VALUE
----------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.09%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-96.19%

ARGENTINA-1.04%
Telecom Argentina S.A., ADR+
 (Cost $1,053,380)                                  98,200   $       831,754
                                                             ---------------

ASIA-2.72%
Nirvana Capital Ltd.+#*                             42,000            21,691
TVG Asian Communications
 Fund II, L.P.+@#                                3,008,374         2,162,476
                                                             ---------------
TOTAL ASIA (Cost $3,198,670)                                       2,184,167
                                                             ---------------

BRAZIL-6.44%
Celular CRT Participacoes
 S.A., PNA                                       1,741,000           276,403
Tele Norte Leste
Participacoes S.A.                             105,100,000         1,033,025
Tele Norte Leste Participacoes
 S.A., ADR                                         112,600         1,274,632
Telecomunicacoes de Sao Paulo
 S.A., PN                                      102,900,000         1,377,977
Telemig Celular Participacoes
 S.A., PN                                      300,000,000           426,912
Telesp Celular Participacoes
 S.A., ADR+                                        110,800           781,140
                                                             ---------------
TOTAL BRAZIL (Cost $5,840,377)                                     5,170,089
                                                             ---------------

CHILE-1.07%
Empresa Nacional de
 Telecomunicaciones S.A.
 (Cost $867,602)                                   150,000           856,465
                                                             ---------------

CHINA-5.53%
China Telecom Corp. Ltd.                         9,541,000         2,999,198
China Telecom Corp. Ltd., ADR                       46,000         1,437,960
                                                             ---------------
TOTAL CHINA (Cost $4,018,559)                                      4,437,158
                                                             ---------------

HUNGARY-1.01%
Magyar Tavkozlesi Rt
 (Cost $802,670)                                   208,300   $       808,954
                                                             ---------------

INDIA-2.19%
Bharti Tele-Ventures Ltd.+                         335,000         1,088,621
Mahanagar Telephone Nigam
 Ltd., ADR                                         113,900           664,037
The India Media, Internet and
 Communications Fund Ltd.+*                         37,694             2,639
                                                             ---------------
TOTAL INDIA (Cost $1,475,387)                                      1,755,297
                                                             ---------------

INDONESIA-4.30%
PT Indonesian Satellite Corp.+                   4,085,000         1,750,714
PT Telekomunikasi Indonesia                      2,136,000         1,704,194
                                                             ---------------
TOTAL INDONESIA (Cost $3,477,251)                                  3,454,908
                                                             ---------------

ISRAEL-8.58%
BPW Israel Ventures LLC+@#                       1,465,598           979,481
Concord Ventures
 Fund II, L.P.+@#                                3,400,000         1,310,737
Formula Ventures L.P.+@#                         1,467,094           242,511
Giza GE Venture
 Fund III, L.P.+@#                               1,870,000         1,010,829
K.T. Concord Venture
 Fund L.P.+@                                     2,000,000         1,049,978
Lynx Photonic Networks+*                           375,394           781,378
Lynx Series E+*                                    493,000           498,488
Neurone Ventures II, L.P.+@#                       405,000           193,310
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+@#                         1,000,000           499,450
Walden-Israel
 Ventures III, L.P.+@#                             492,938           327,463
                                                             ---------------
TOTAL ISRAEL (Cost $10,427,806)                                    6,893,625
                                                             ---------------

LATIN AMERICA-1.44%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+@                         798,055           694,084
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+@#                    1,283,041           460,856
                                                             ---------------
TOTAL LATIN AMERICA (Cost $1,533,260)                              1,154,940
                                                             ---------------

                                 See accompanying notes to financial statements.

                                                NO. OF
DESCRIPTION                                  SHARES/UNITS         VALUE
----------------------------------------------------------------------------
MALAYSIA-3.38%
Astro All Asia Networks PLC+                       831,500   $     1,072,197
Telekom Malaysia Berhad                            638,100         1,645,626
                                                             ---------------
TOTAL MALAYSIA (Cost $2,648,954)                                   2,717,823
                                                             ---------------

MEXICO-21.74%
America Movil, S.A. de C.V.,
 Series L, ADR                                     363,400        12,737,170
Telefonos de Mexico, S.A. de
 C.V., Class L, ADR                                140,300         4,719,692
                                                             ---------------
TOTAL MEXICO (Cost $11,798,128)                                   17,456,862
                                                             ---------------

RUSSIA-10.21%
AO VimpelCom, ADR+                                  44,900         4,142,025
Independent Network Television,
 Series II+@                                     1,000,000           500,000
Mobile Telesystems, ADR                             18,500         2,171,900
Uralsvyasinform, ADR+                              180,000         1,389,600
                                                             ---------------
TOTAL RUSSIA (Cost $5,060,875)                                     8,203,525
                                                             ---------------

SOUTH AFRICA-7.53%
MTN Group Ltd.+                                    867,000         3,912,479
Telkom South Africa Ltd.                           176,160         2,136,092
                                                             ---------------
TOTAL SOUTH AFRICA (Cost $4,029,815)                               6,048,571
                                                             ---------------

SOUTH KOREA-9.06%
KT Freetel Co., Ltd.                               140,500         2,315,636
LG Electronics Inc.                                 38,000         2,205,073
NCsoft Corp.+                                       33,400         2,752,393
                                                             ---------------
TOTAL SOUTH KOREA (Cost $6,519,465)                                7,273,102
                                                             ---------------

THAILAND-0.69%
Advanced Info Service Public
 Co., Ltd.                                         254,100           557,429
TelecomAsia Corp. Public Co.
 Ltd., Foreign Registered,
 Warrants (expiring 04/03/08)                    1,717,483                 2
                                                             ---------------
TOTAL THAILAND (Cost $365,268)                                       557,431
                                                             ---------------

VENEZUELA-2.18%
Compania Anonima Nacional
 Telefonos de Venezuela, ADR
 (Cost $1,390,188)                                  92,200         1,749,956
                                                             ---------------

GLOBAL-7.08%
Emerging Markets
 Ventures I, L.P.+@#                             7,111,132   $     4,895,588
International Wireless
 Communications Holdings
 Corp.+@                                            15,092                 0
TeleSoft Partners L.P.+@                         1,250,000           212,763
TeleSoft Partners II QP, L.P.+@#                 1,260,000           577,962
                                                             ---------------
TOTAL GLOBAL (Cost $7,386,466)                                     5,686,313
                                                             ---------------

TOTAL EMERGING COUNTRIES
 (Cost $71,894,121)                                               77,240,940
                                                             ---------------
EQUITY SECURITIES OF TELECOMMUNICATION
 COMPANIES IN DEVELOPED COUNTRIES-2.78%

UNITED STATES-2.78%
Technology Crossover
 Ventures IV, L.P.+@#                            1,526,800         1,099,125
UTStarcom, Inc.+                                    36,500         1,135,698
                                                             ---------------
TOTAL DEVELOPED COUNTRIES
 (Cost $2,227,627)                                                 2,234,823
                                                             ---------------

EQUITY SECURITES OF COMPANIES PROVIDING
 OTHER ESSENTIAL SERVICES IN THE
 DEVELOPMENT OF AN EMERGING COUNTRY'S
 INFRASTRUCTURE-0.12%

ARGENTINA-0.00%
Exxel Capital Partners V, L.P.+@
 (Cost $539,966)                                 1,897,761                 0
                                                             ---------------

CANADA-0.00%
Officeland Inc., PNA+*(a)                          168,067                 0
Officeland Inc., PNC+*(b)                          133,654                 0
                                                             ---------------
TOTAL CANADA (Cost $638,256)                                               0
                                                             ---------------

ISRAEL-0.12%
The Renaissance Fund LDC+@
 (Cost $485,495)                                       160            99,286
                                                             ---------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $1,663,717)                                                    99,286
                                                             ---------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $75,785,465)                                    79,575,049
                                                             ---------------

See accompanying notes to financial statements.

                                              PRINCIPAL
DESCRIPTION                                 AMOUNT (000'S)       VALUE
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.46%

GRAND CAYMAN-1.07%
Brown Brothers Harriman &
 Co., overnight deposit, 0.24%,
 06/01/04** (Cost $858,000)                $           858   $       858,000
                                                             ---------------

UNITED STATES-1.39%
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 05/28/04 to
 be repurchased at $1,058,625),
 1.0625%, 06/01/04***                                1,059         1,058,500
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 05/28/04 to
 be repurchased at $56,130),
 0.5312%, 06/01/04***                                   56            56,126
                                                             ---------------

TOTAL UNITED STATES
 (Cost $1,114,626)                                                 1,114,626
                                                             ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,972,626)                                                 1,972,626
                                                             ---------------

TOTAL INVESTMENTS-101.55%
 (Cost $77,758,091) (Notes A, D, F)                               81,547,675
                                                             ---------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(1.55)%                                             (1,239,889)
                                                             ---------------
NET ASSETS-100.00%                                           $    80,307,786
                                                             ===============

+    Security is non-income producing.
@ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of May 31, 2004, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($90,000), TVG Asian Communications Fund II, L.P. ($991,626), BPW Israel Ventures LLC ($834,402), Concord Ventures Fund II, L.P. ($300,000), Formula Ventures L.P. ($16,453), Giza GE Venture Fund III, L.P. ($880,000), Neurone Ventures II, L.P. ($345,000), SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,000,000), Walden-Israel Ventures III, L.P. ($882,063), J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($3,360,807), Emerging Markets Ventures I, L.P. ($494,434), TeleSoft Partners II QP, L.P. ($1,140,000) and Technology Crossover Ventures IV, L.P. ($473,200). The aggregate amount of open commitments for the Fund is $10,807,985.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
*** Represents security purchased with cash collateral received for securities on loan.
(a)  With an additional 134,454 warrants, expiring 04/21/05, with no market value.
(b)  With an additional 133,654 warrants, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNC  Preferred Shares, Class C.

The following is a breakdown of the equity or equity-linked securities portion of the Fund, by sector classification, as of May 31, 2004.

                                                                         % OF NET
SECTOR                                                                    ASSETS
------                                                                   --------
Cellular Telecommunications                                                34.02
Electric Products-Miscellaneous                                             2.75
Internet Services/Software                                                  4.80
Investment & Holding Companies                                              0.13
Multimedia                                                                  1.34
Technology                                                                  0.03
Telecommunications                                                         22.47
Telephone-Integrated                                                       18.41
Television                                                                  0.62
Venture Capital                                                            14.52
                                                                           -----
                                                                           99.09
                                                                           =====

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2004 (UNAUDITED)

ASSETS

Investments, at value, including collateral for securities on loan of $1,114,626 (1)
 (Cost $77,758,091) (Notes A, D, F)                                                          $     81,547,675
Cash (including $7,603 of foreign currencies with a cost of $7,012)                                    45,439
Receivables:
    Investments sold                                                                                1,544,507
    Dividends                                                                                         396,340
Prepaid expenses                                                                                       19,543
                                                                                             ----------------
Total Assets                                                                                       83,553,504
                                                                                             ----------------

LIABILITIES

Payables:
    Upon return of securities loaned (Note A)                                                       1,114,626
    Investments purchased                                                                           1,766,213
    Investment advisory fee (Note B)                                                                  141,305
    Directors' fees                                                                                    12,850
    Administration fees (Note B)                                                                        8,960
    Other accrued expenses                                                                            201,764
                                                                                             ----------------
Total Liabilities                                                                                   3,245,718
                                                                                             ----------------

NET ASSETS (applicable to 8,900,521 shares of common stock outstanding) (Note C)             $     80,307,786
                                                                                             ================

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,900,521 shares issued and outstanding
 (100,000,000 shares authorized)                                                             $          8,900
Paid-in capital                                                                                   168,206,223
Undistributed net investment income                                                                   281,067
Accumulated net realized loss on investments and foreign currency related
 transactions                                                                                     (91,975,664)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                           3,787,260
                                                                                             ----------------
Net assets applicable to shares outstanding                                                  $     80,307,786
                                                                                             ================

NET ASSET VALUE PER SHARE ($80,307,786 DIVIDED BY 8,900,521)                                 $           9.02
                                                                                             ================

MARKET PRICE PER SHARE                                                                       $           7.76
                                                                                             ================

----------
(1) Includes securities out on loan to brokers with a market value of $1,191,823.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                                  $      1,108,999
  Securities lending                                                                                    7,498
  Interest                                                                                              1,447
  Net investment income allocated from partnerships                                                    19,890
  Less: Foreign taxes withheld                                                                       (116,958)
                                                                                             ----------------
  Total Investment Income                                                                           1,020,876
                                                                                             ----------------

Expenses:
  Investment advisory fees (Note B)                                                                   440,529
  Legal fees                                                                                           73,627
  Administration fees (Note B)                                                                         54,438
  Custodian fees                                                                                       40,903
  Audit fees                                                                                           31,230
  Printing (Note B)                                                                                    26,927
  Directors' fees                                                                                      20,410
  Accounting fees                                                                                      14,921
  NYSE listing fees                                                                                    11,692
  Insurance                                                                                            10,549
  Transfer agent fees                                                                                   9,596
  Miscellaneous                                                                                         4,987
                                                                                             ----------------
  Total Expenses                                                                                      739,809
                                                                                             ----------------
  Net Investment Income                                                                               281,067
                                                                                             ----------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                                       4,977,915
  Foreign currency related transactions                                                               (50,331)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                                  2,310,245
                                                                                             ----------------
Net realized and unrealized gain on investments and foreign currency related  transactions          7,237,829
                                                                                             ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $      7,518,896
                                                                                             ================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX MONTHS   FOR THE FISCAL YEAR
                                                                             ENDED MAY 31, 2004          ENDED
                                                                                (UNAUDITED)        NOVEMBER 30, 2003
                                                                             ------------------   -------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income/(loss)                                                $        281,067     $       (871,238)
  Net realized gain/(loss) on investments and foreign currency
    related transactions                                                             4,927,584           (4,955,106)
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
  denominated in foreign currencies                                                  2,310,245           13,788,482
                                                                              ----------------     ----------------
      Net increase in net assets resulting from operations                           7,518,896            7,962,138
                                                                              ----------------     ----------------

Capital share transactions (Note H):
  Cost of 263,700 shares purchased under the share repurchase program               (2,110,334)                  --
                                                                              ----------------     ----------------
      Total increase in net assets                                                   5,408,562            7,962,138
                                                                              ----------------     ----------------

NET ASSETS
Beginning of period                                                                 74,899,224           66,937,086
                                                                              ----------------     ----------------
End of period                                                                 $     80,307,786*    $     74,899,224
                                                                              ================     ================

----------
* Includes undistributed net investment income of $281,067.

See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)

INCREASE IN CASH FROM
Operating Activities:
  Investment income received                                                  $       955,734
  Partnership distributions received                                                   19,890
  Operating expenses paid                                                            (641,323)
  Purchases of long-term portfolio investments                                    (34,339,529)
  Proceeds from disposition of long-term portfolio investments                     36,756,688
  Net proceeds from disposition of short-term portfolio investments                  (602,000)
  Cost of shares repurchased                                                       (2,110,334)
                                                                              ---------------
Net increase in cash from operating activities                                                  $        39,126
Cash at beginning of year                                                                                 6,313
                                                                                                ---------------
Cash at end of year                                                                             $        45,439
                                                                                                ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                            $     7,518,896

Adjustments:
 Increase in accrued expenses                                                 $       116,014
 Decrease in receivables                                                              (45,253)
 Increase in prepaid expenses                                                         (17,527)
 Net increase in cash from investment transactions                                  1,815,159
 Cost of shares repurchased                                                        (2,110,334)
 Net realized and unrealized gain on investments and foreign currency
  related transactions                                                             (7,237,829)
                                                                              ---------------
Total adjustments                                                                                    (7,479,770)
                                                                                                ---------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                  $        39,126
                                                                                                ===============

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS~

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                   FOR THE                        FOR THE FISCAL YEARS
                                                  SIX MONTHS                            ENDED
                                                     ENDED                           NOVEMBER 30,
                                                 MAY 31, 2004        ----------------------------------------------
                                                  (UNAUDITED)           2003             2002               2001
                                                 ------------        ----------       ----------         ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $     8.17         $     7.30       $     8.42         $    10.35
                                                  ----------         ----------       ----------         ----------
Net investment income/(loss)                            0.03+             (0.10)+          (0.15)^            (0.12)@
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                                  0.78+              0.97            (1.03)             (1.88)
                                                  ----------         ----------       ----------         ----------
Net increase/(decrease) in net assets
  resulting from operations                             0.81               0.87            (1.18)             (2.00)
                                                  ----------         ----------       ----------         ----------
Dividends and distributions to shareholders:
  Net investment income                                   --                 --               --                 --
  Net realized gain on investments and
    foreign currency related transactions                 --                 --               --                 --
                                                  ----------         ----------       ----------         ----------
Total dividends and distributions to
  shareholders                                            --                 --               --                 --
                                                  ----------         ----------       ----------         ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                               0.04                 --             0.06               0.07
                                                  ----------         ----------       ----------         ----------
Net asset value, end of period                    $     9.02         $     8.17       $     7.30         $     8.42
                                                  ==========         ==========       ==========         ==========
Market value, end of period                       $     7.76         $     6.85       $     6.22         $     6.88
                                                  ==========         ==========       ==========         ==========
Total investment return (a)                            13.28%             10.13%           (9.59)%           (10.50)%
                                                  ==========         ==========       ==========         ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $   80,308         $   74,899       $   66,937         $   90,771
Ratio of expenses to average net assets (b)             1.80%(c)           1.77%            1.90%              1.76%
Ratio of expenses to average net assets,
  excluding taxes                                       1.80%(c)           1.77%            1.77%              1.74%
Ratio of net investment income/(loss) to
  average net assets                                    0.68%(c)          (1.33)%          (1.89)%            (1.18)%
Portfolio turnover rate                                45.11%            120.31%           94.89%             82.16%

~ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
+    Based on average shares outstanding.
@ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
^ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                    FOR THE
                                                  SIX MONTHS
                                                     ENDED
                                                  NOVEMBER 30,
                                                     2000
                                                  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    18.36
                                                  ----------
Net investment income/(loss)                           (0.14)+
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                                 (4.78)
                                                  ----------
Net increase/(decrease) in net assets
  resulting from operations                            (4.92)
                                                  ----------
Dividends and distributions to shareholders:
  Net investment income                                   --
  Net realized gain on investments and
    foreign currency related transactions              (3.09)
                                                  ----------
Total dividends and distributions to
  shareholders                                         (3.09)
                                                  ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                 --
                                                  ----------
Net asset value, end of period                    $    10.35
                                                  ==========
Market value, end of period                       $    7.688
                                                  ==========
Total investment return (a)                           (28.46)%
                                                  ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $  131,325
Ratio of expenses to average net assets (b)             1.91%(c)
Ratio of expenses to average net assets,
  excluding taxes                                       1.91%(c)
Ratio of net investment income/(loss) to
  average net assets                                   (1.50)%(c)
Portfolio turnover rate                                51.72%

                                                                  FOR THE FISCAL YEARS ENDED MAY 31,
                                                  -----------------------------------------------------------------
                                                     2000               1999             1998               1997
                                                  ----------         ----------       ----------         ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    12.13         $    16.37       $    21.54         $    20.95
                                                  ----------         ----------       ----------         ----------
Net investment income/(loss)                           (0.20)+            (0.04)+          (0.06)              0.10
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                                  6.14              (2.41)           (1.40)              2.86
                                                  ----------         ----------       ----------         ----------
Net increase/(decrease) in net assets
  resulting from operations                             5.94              (2.45)           (1.46)              2.96
                                                  ----------         ----------       ----------         ----------
Dividends and distributions to shareholders:
  Net investment income                                   --                 --            (0.09)             (0.27)
  Net realized gain on investments and
    foreign currency related transactions                 --              (1.96)           (3.62)             (2.10)
                                                  ----------         ----------       ----------         ----------
Total dividends and distributions to
  shareholders                                            --              (1.96)           (3.71)             (2.37)
                                                  ----------         ----------       ----------         ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                               0.29               0.17               --                 --
                                                  ----------         ----------       ----------         ----------
Net asset value, end of period                    $    18.36         $    12.13       $    16.37         $    21.54
                                                  ==========         ==========       ==========         ==========
Market value, end of period                       $   13.508         $    9.819       $   13.008         $   17.385
                                                  ==========         ==========       ==========         ==========
Total investment return (a)                            37.58%             (9.99)%          (4.57)%            14.31%
                                                  ==========         ==========       ==========         ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $  130,300         $   94,026       $  138,023         $  181,627
Ratio of expenses to average net assets (b)             2.24%              2.09%            2.32%              1.90%
Ratio of expenses to average net assets,
  excluding taxes                                       2.04%              2.01%            1.82%              1.82%
Ratio of net investment income/(loss) to
  average net assets                                   (1.15)%            (0.33)%          (0.29)%             0.52%
Portfolio turnover rate                               113.75%            179.66%          162.58%             42.14%

                                                       FOR THE FISCAL YEARS ENDED MAY 31,
                                                  ----------------------------------------------
                                                     1996               1995             1994
                                                  ----------         ----------       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $    19.21         $    20.91       $    14.96
                                                  ----------         ----------       ----------
Net investment income/(loss)                            0.27               0.11             0.13
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                                  1.91               0.01             7.03#
                                                  ----------         ----------       ----------
Net increase/(decrease) in net assets
  resulting from operations                             2.18               0.12             7.16
                                                  ----------         ----------       ----------
Dividends and distributions to shareholders:
  Net investment income                                (0.04)             (0.04)           (0.15)
  Net realized gain on investments and
    foreign currency related transactions              (0.40)             (1.78)           (1.06)
                                                  ----------         ----------       ----------
Total dividends and distributions to
  shareholders                                         (0.44)             (1.82)           (1.21)
                                                  ----------         ----------       ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                 --                 --               --
                                                  ----------         ----------       ----------
Net asset value, end of period                    $    20.95         $    19.21       $    20.91
                                                  ==========         ==========       ==========
Market value, end of period                       $   17.385         $   17.761       $   22.764
                                                  ==========         ==========       ==========
Total investment return (a)                             0.21%            (13.94)%          64.74%
                                                  ==========         ==========       ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)           $  176,628         $  161,925       $  176,253
Ratio of expenses to average net assets (b)             1.77%              1.89%            1.81%
Ratio of expenses to average net assets,
  excluding taxes                                         --                 --               --
Ratio of net investment income/(loss) to
  average net assets                                    1.40%              0.53%            0.63%
Portfolio turnover rate                                27.71%             14.29%           43.98%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain Fund portfolio securities. At May 31, 2004, the Fund held 21.94% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $26,241,204 and fair value of $17,620,094. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended May 31, 2004, the Fund did not incur such expense.

The Fund accrues foreign taxes on realized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2004, was $1,191,823, for which the Fund has received cash as collateral of $1,114,626. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government securities with a value of $1,150,001. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2004, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended May 31, 2004, CSAM earned $440,529 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 2004, CSAM was reimbursed $5,927 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 2004, BSFM earned $48,511 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to its Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended May 31, 2004, Merrill was paid $15,239 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,900,521 shares outstanding at May 31, 2004, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended May 31, 2004 purchases and sales of securities, other than short-term investments, were $36,105,744 and $38,224,460, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended May 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended November 30, 2003, the Fund incurred and elected to defer net realized foreign currency losses of $15,078.

At November 30, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $96,583,711 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Sections limitations. Capital loss carryforwards of $5,308,276, $47,300,891, $17,356,479 and $5,645,761 expire in
2007, 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire.

At May 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $78,111,093, $14,775,237, $(11,338,655) and
$3,436,582, respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of May 31, 2004, per unit/share of such securities and percent of net assets which the securities comprise. The final column represents the distributions received from each investment.

                                  NUMBER                                            FAIR                  PERCENT
                                    OF           ACQUISITION                      VALUE AT     VALUE PER   OF NET   DISTRIBUTIONS
SECURITY                       UNITS/SHARES        DATE(S)            COST        05/31/04    UNIT/SHARE   ASSETS     RECEIVED
--------                       ------------  -------------------  ------------  ------------  ----------  -------   -------------
BPW Israel Ventures LLC           1,156,470  10/05/00 - 06/30/03  $    957,537  $    772,886   $   0.67     0.96
                                     17,250       12/26/03              17,250        11,528       0.67     0.02
                                    291,878       02/11/04             291,878       195,067       0.67     0.24
                                  ---------                       ------------  ------------                ----     ------------
                                  1,465,598                          1,266,665       979,481                1.22               --
                                  ---------                       ------------  ------------                ----     ------------
Concord Ventures Fund II, L.P.    3,280,000  03/29/00 - 07/15/03     2,639,696     1,264,476       0.39     1.57
                                    120,000       03/02/04             120,000        46,261       0.39     0.06
                                  ---------                       ------------  ------------                ----     ------------
                                  3,400,000                          2,759,696     1,310,737                1.63               --
                                  ---------                       ------------  ------------                ----     ------------
Emerging Markets Ventures
    I, L.P.                       7,075,037  01/22/98 - 06/30/03     5,306,621     4,870,739       0.69     6.07
                                     36,095       12/30/03              36,095        24,849       0.69     0.03
                                  ---------                       ------------  ------------                ----     ------------
                                  7,111,132                          5,342,716     4,895,588                6.10     $  1,169,680
                                  ---------                       ------------  ------------                ----     ------------
Exxel Capital Partners V, L.P.    1,897,761  05/11/98 - 12/03/98       539,966             0       0.00     0.00          205,185
                                  ---------                       ------------  ------------                ----     ------------
Formula Ventures L.P.             1,467,094  08/06/99 - 07/24/03       561,945       242,511       0.17     0.30          292,476
                                  ---------                       ------------  ------------                ----     ------------
Giza GE Venture Fund III, L.P.    1,540,000  01/31/00 - 04/30/03     1,232,254       832,447       0.54     1.04
                                    165,000       12/10/03             165,000        89,191       0.54     0.11
                                    165,000      03/15/2004            165,000        89,191       0.54     0.11
                                  ---------                       ------------  ------------                ----     ------------
                                  1,870,000                          1,562,254     1,010,829                1.26           64,135
                                  ---------                       ------------  ------------                ----     ------------
Independent Network
    Television, Series II         1,000,000       07/06/98           1,000,000       500,000       0.50     0.62               --
                                  ---------                       ------------  ------------                ----     ------------
International Wireless
    Communications Holdings
    Corp.                            15,092       12/08/97             414,568             0       0.00     0.00           10,564
                                  ---------                       ------------  ------------                ----     -------------
J.P. Morgan Latin America
    Capital Partners
    (Cayman), L.P.                  798,055  04/10/00 - 05/28/03       782,440       694,084       0.87     0.87               28
                                  ---------                       ------------  ------------                ----     ------------
J.P. Morgan Latin America
    Capital Partners
    (Delaware), L.P.              1,188,453  04/10/00 - 04/17/03       695,468       426,881       0.36     0.53
                                     94,588      03/26/2004             55,352        33,975       0.36     0.04
                                  ---------                       ------------  ------------                ----     ------------
                                  1,283,041                            750,820       460,856                0.57          594,742
                                  ---------                       ------------  ------------                ----     ------------
K.T. Concord Venture Fund L.P.    2,000,000  12/08/97 - 09/29/00     1,866,215     1,049,978       0.52     1.31          659,447
                                  ---------                       ------------  ------------                ----     ------------
Neurone Ventures II, L.P.           337,500  11/24/00 - 06/23/03       259,715       161,092       0.48     0.20
                                     67,500       05/26/04              67,500        32,218       0.48     0.04
                                  ---------                       ------------  ------------                ----     ------------
                                    405,000                            327,215       193,310                0.24           27,699
                                  ---------                       ------------  ------------                ----     ------------

                                  NUMBER                                            FAIR                  PERCENT
                                    OF           ACQUISITION                      VALUE AT     VALUE PER   OF NET   DISTRIBUTIONS
SECURITY                       UNITS/SHARES        DATE(S)            COST        05/31/04    UNIT/SHARE   ASSETS     RECEIVED
--------                       ------------  -------------------  ------------  ------------  ----------  -------   -------------
The Renaissance Fund LDC                160  03/30/94 - 03/21/97  $    485,495  $     99,286   $ 620.54     0.12     $  1,497,612
                                  ---------                       ------------  ------------                ----     ------------
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG          1,000,000  12/21/00 - 08/18/03       807,059       499,450       0.50     0.62               --
                                  ---------                       ------------  ------------                ----     ------------
Technology Crossover Ventures
    IV, L.P.                      1,440,400  03/08/00 - 11/14/03       897,138     1,036,927       0.72     1.29
                                     86,400       01/15/04              84,675        62,198       0.72     0.08
                                  ---------                       ------------  ------------                ----     ------------
                                  1,526,800                            981,813     1,099,125                1.37          591,272
                                  ---------                       ------------  ------------                ----     ------------
TeleSoft Partners L.P.            1,250,000  07/22/97 - 06/07/01       614,980       212,763       0.17     0.27        7,180,939
                                  ---------                       ------------  ------------                ----     ------------
TeleSoft Partners II QP, L.P.     1,140,000  07/14/00 - 12/12/02       894,201       522,918       0.46     0.65
                                    120,000       12/08/03             120,000        55,044       0.46     0.07
                                  ---------                       ------------  ------------                ----     ------------
                                  1,260,000                          1,014,201       577,962                0.72          113,986
                                  ---------                       ------------  ------------                ----     ------------
TVG Asian Communications
    Fund II, L.P.                 2,930,599  06/07/00 - 11/07/03     2,700,895     2,106,570       0.72     2.62
                                     77,775       12/31/03              77,775        55,906       0.72     0.07
                                  ---------                       ------------  ------------                ----     ------------
                                  3,008,374                          2,778,670     2,162,476                2.69           91,040
                                  ---------                       ------------  ------------                ----     ------------
Walden-Israel Ventures III,
    L.P.                            340,313  02/23/01 - 10/09/03       263,688       226,073       0.66     0.28
                                     83,875       02/02/04              83,875        55,719       0.66     0.07
                                     68,750       05/27/04              68,750        45,671       0.66     0.06
                                  ---------                       ------------  ------------                ----     ------------
                                    492,938                            416,313       327,463                0.41               --
                                  ---------                       ------------  ------------                ----     ------------
Total                                                             $ 24,273,031  $ 16,315,899               20.32     $ 12,498,805
                                                                  ============  ============               =====     ============

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended May 31, 2004, the Fund repurchased 263,700 of its shares for a total cost of $2,110,334 at a weighted discount of 13.66% from net asset value. The Fund had no repurchases for the fiscal year ended November 30, 2003. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In November 2002, the Fund completed a tender offer for 15% of its outstanding shares (1,617,215 shares) at a price of $6.53 per share.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 25, 2004, the Annual Meeting (the "Meeting") of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management Limited.

                                                     FOR        AGAINST      ABSTAIN
                                                  ---------    ---------     -------
                                                  6,785,304      448,128      89,133

(2)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                  FOR       WITHHELD
----------------                                               ---------    --------
Enrique R. Arzac                                               6,877,651     444,914
James J. Cattano                                               6,879,403     443,162

(3) The shareholder proposal to terminate the investment advisory agreement between the Fund and CSAM was not properly brought before the Meeting, as neither the shareholder proponent, nor his qualified representative was present at the Meeting to present the proposal. Therefore, no vote was taken on such proposal. Based on the proxies received by the Fund prior to the Meeting, the proposal would not have received the requisite vote for approval had it been presented to the Meeting.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 19, 2004.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.

InvestLink is a service mark of EquiServe, L.P.

PROXY VOTING (UNAUDITED)

The policies and procedures that The Emerging Markets Telecommunications Fund, Inc. (the "Fund") uses to determine how to vote proxies relating to its portfolio securities are available:

               -    by calling 1-800-293-1232;

               -    on the Fund's website, www.csam.com/us; or

               - on the website of the Securities and Exchange Commission, http://www.sec.gov.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

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

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

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

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2004, CSAM managed over $47 billion in the U.S. and, together with its global affiliates, managed assets of over $324 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange, Inc. trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac                  Director

James J. Cattano                  Director

George W. Landau                  Director

William W. Priest, Jr.            Director

Martin M. Torino                  Director

Joseph D. Gallagher               Chairman of the Fund,
                                  Chief Executive Officer
                                  and President

Emily Alejos                      Chief Investment Officer

Hal Liebes                        Senior Vice President

Michael A. Pignataro              Chief Financial Officer and
                                  Secretary

Robert M. Rizza                   Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                       [ETF LISTED NYSE(R) LOGO]
                                                                      3018-SA-04

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.
(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

           /s/ Joseph D. Gallagher
          -----------------------------------
          Name:       Joseph D. Gallagher
          Title:      Chief Executive Officer
          Date:       July 27, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           /s/ Joseph D. Gallagher
          -----------------------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  July 27, 2004


           /s/ Michael A. Pignataro
          -----------------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  July 30, 2004